                                                                  Exhibit 10-3


                                   COVER PAGE

         The capitalized terms in this Lease shall have the meanings ascribed to them below, and each reference to such term in the Lease shall incorporate such meaning therein as if fully set forth therein.

LANDLORD:        WEEKS REALTY, L.P., a Georgia limited partnership, with its principal office located at 4497 Park Drive, Norcross, Georgia 30093

TENANT:          X-POINT CORPORATION, a corporation duly organized and
                 existing under the laws of the State of Georgia.
LEASED
PREMISES:        (a)  Address:            4800 River Green Parkway
                                          Duluth, GA 30136
                 (b)  Suite:              N/A
                 (c)  Rentable Area:      25,538 square feet

                 (d)  Pro Rata Share:     100%

                 (e)  Project:            River Green

TERM:            Three (3) years

COMMENCEMENT DATE:                         December 1, 1996

TERMINATION DATE                           November 30,1999

BASE RENT
(FIRST YEAR):                      $210,688.50

BASE YEAR:                         191

SECURITY DEPOSIT:                          $17,557.37

TENANT'S AGENT:                    Steve Schwartz
                                   Corporate Property Advisors
                                   Jim Bob Taylor
                                   Lavista Associates, Inc.

                               X-POINT CORPORATION

                                 LEASE AGREEMENT

                                TABLE OF CONTENTS

SECTION                                                         PAGE

1.01  LEASED PREMISES...................................................4
2.01  TERM..............................................................4
3.01  RENTAL............................................................4
4.01  DELAY IN DELIVERY OF POSSESSION...................................5
5.01  USE OF LEASED PREMISES............................................5
6.01  UTILITIES.........................................................6
7.01  ACCEPTANCE OF LEASED PREMISES.....................................6
8.01  ALTERATIONS, NIECHANICS'LIENS.....................................7
9.01  QUIET CONDUCT/QUIET ENJOYNENT.....................................7
10.1  FIRE INSURANCE, HAZARDS...........................................7
11.1  LIABILITY INSURANCE...............................................8
12.1  INDENIPMCATION BY TENANT..........................................8
13.1  WAIVEROFCLAIMS....................................................9
14.1  REPAIRS...........................................................9
15.1  SIGNS, LANDSCAPING...............................................10
16.1  ENTRY BY LANDLORD................................................10
17.1  TAXES AND INSURANCE INCREASE.....................................10
18.1  ABANDONNIENT.....................................................11
19.1  DESTRUCTION......................................................12
20.1  ASSIGNMENT AND SUBLETTING........................................12
21.1  INSOLVENCY OF TENANT.............................................13
22.1  BREACH BY TENANT.................................................13
23.1  ATTORNEY'S FEES..................................................14
24.1  CONDEMNATION.....................................................15
24.1  NOTICES..........................................................15
25.1  WAIVER...........................................................16
26.1  EFFECT OF HOLDING OVER...........................................16
27.1  SUBORDINATION....................................................16
28.1  ESTOPPEL CERTIFICATE.............................................16
29.1  PARKING..........................................................17
30.1  MORTGAGEE PROTECTION.............................................17
31.1  PROTECITVE COVENANTS.............................................17
32.1  RELOCATION.......................................................17
33.1  BROKERAGE COMMISSIONS............................................17
34.1  MISCELLANEOUS PROVISIONS.........................................18

EXHIBITS:

EXHIBIT "A"                     SITE PLAN
EXHIBIT "B"                     FLOOR PLAN OF THE LEASE PREMISES
EXHIBIT "C"                     TENANT'S ACCEPTANCE OF PREMISES
EXHIBIT "D"                     SUBORDINATION, NON-DISTURBANCE AND
                                ATTORNMENT AGREEMENT
EXHIBIT "E"                     SPECIAL STIPULATIONS
EXHIBIT "F"                     GUARANTY

STATE OF GEORGIA

GWINNETT COUNTY

         This Lease Agreement is made this 18th day of March, 1996, by and between WEEKS REALTY, L.P., a Georgia limited partnership, hereinafter referred to as "Landlord", and X-POINT CORPORATION, hereinafter referred to as "Tenant".

                                 LEASED PREMISES

         1.01 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the property hereinafter referred to as the LEASED PREMISES, described as approximately 25,538 rentable square feet of office/warehouse at 4800 River Green Parkway, Duluth, Georgia 30136, Gwinnett County, in River Green, as shown on the plan attached hereto as Exhibit "A" and by reference incorporated herein. The building in which the Leased Premises are located is herein referred to, as the "Building"; and the real property on which the building is situated is herein referred to as the "Land".

                                      TERM

         2.01 TO HAVE AND TO HOLD said Leased Premises for a term of three (3) years, commencing on December 1, 1996, and continuing until midnight on November 30, 1999.

                                     RENTAL

         3.01 As rental for the Leased Premises, Tenant agrees to pay to Landlord, without offset or abatement, the base rental as set forth below:

         Year 1               $17,557.37/month $210,688.50/ year
         Year 2               $18,089.41/ month $217,073.00/ year
         Year 3               $18,621.45/month $223,457.50/ year

due on or before the first day of each calendar month as set forth above and thereafter for the remainder of the term, together with any other additional rental as hereinafter set forth. Tenant shall pay interest at a rate of twelve percent (12%) per annum on all rental payments not received by Landlord within five (5) calendar days of the due date thereof. If the Lease shall commence on any date other than the first day of a calendar month, or end on any date, other, than the last day of a calendar month, rent for such month shall be prorated. Tenant has deposited with Landlord, upon delivery of this Lease Agreement, an amount equal to Seventeen Thousand Five Hundred Fifty Seven and 37/100 ($17,557.37) Dollars to be applied as first month's rental. At Commencement Date, Tenant shall deposit an amount equal to Seventeen Thousand Five Hundred Fifty Seven and 37/100 ($17,557.37) Dollars to be held as a refundable security deposit.

         3.02 Tenant accepts the Leased Premises AS IS and WHERE IS except however for latent defects and damages other than reasonable wear and tear.

         3.03 (a) In addition to the base rental, Tenant agrees to pay Landlord as additional rental, the amounts described in subparagraph (b) below. Each year during the term hereof,

Landlord shall give Tenant written notice of its estimate of the amount of common area maintenance charges and common area utility charges for the Leased Premises and its pro rata share of common area assessments for the Project for the calendar year (collectively "Charges"). Tenant shall, thereafter, during that calendar year, pay to Landlord the amount set forth in said statement at such time as its monthly installments of base rental hereunder are due and payable. At such time as Landlord is able to determine the actual Charges for such calendar year, Landlord shall deliver to Tenant a statement thereof and in the event the estimated Charges differ from the actual Charges, any adjustment necessary shall be made to additional rental payments next con-ting due under this paragraph. Notwithstanding the provisions of this Section 3.03, in no event shall any increase in the CAM Charges exceed ten percent (10%) over CAM Charges for the preceding year.

         (b) Landlord agrees to maintain those areas around the Building including parking areas, planted areas, signs and landscaped areas which are from time to time designated by Landlord. In addition, the Development Review Commission under the Protective Covenants (hereinafter defined) shall maintain the common areas of the Project in good repair and in a dean condition. Tenant agrees to pay to Landlord as additional rental all ground maintenance charges and other common area charges and expenses for the Building and the Land, and its pro rata share of common area assessments for the Project ("CAM Charges"). The term "grounds maintenance" shall include, without limitation, all landscaping, planting, lawn and grounds care, irrigation costs, all repairs and maintenance to the grounds, signs and other common areas around the Budding and in the Project and to all sidewalks, driveways, loading areas and parking areas. CAM Charges shall not include items of a capital nature.

         3.04 Tenant agrees to pay as additional rent to Landlord, upon demand, any utility surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or. resulting from statutes or regulations, or interpretations thereof, promulgated by any Federal, State, Municipal or local governmental authorities in connection with the use or occupancy of the Leased Premises.

                         DELAY IN DELIVERY OF POSSESSION

         4.01 Intentionally Deleted.

                             USE OF LEASED PREMISES

         5.01 The Leased Premises may be used and occupied only for general manufacturing and assembly, testing, warehousing and distribution, showroom and offices and for no other purpose or purposes, without Landlords prior written consent. Tenant shall promptly comply at its sole expense with all laws, ordinances, orders, and regulations affecting the Leased Premises and their cleanliness, safety, occupation and use. Tenant shall not do or permit anything to be done in or about the Leased Premises that will in any way increase the fire insurance upon the building. Tenant will not perform any act or carry on any practices that may injure the building or be a nuisance or menace to tenants of adjoining premises, Tenant shall not cause, maintain or permit any outside storage on or about the Leased Premises, including pallets or other refuse. The rear loading areas of the Tenant's unit must be dean and unobstructed. On or before the Commencement Date, Tenant shall take possession of, and, thereafter, continuously occupy the

Leased Premises during the term of this Lease, and operate thereon the normal business operations of Tenant.

         5.02 Tenant shall, at Tenant's sole cost and expense, comply fully with all environmental laws and regulations, and all other legal requirements, applicable to Tenant's operations at, on or within, or to Tenant's use and occupancy of, the Leased Premises. Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Project any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Leased Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Leased Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this lease from any release of hazardous materials on the Leased Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the lease term.

                                    UTILITIES

         6.01 Landlord shall not be liable in the event of any interruption in the supply of any utilities. Tenant agrees that it will not install any equipment which will exceed or overload the capacity of any utility facilities and that if any equipment installed by Tenant shall require additional utility facilities, the same shall be installed by Tenant at Tenant's expense in accordance with plans and specifications approved in writing by Landlord. Tenant shall be solely responsible for and shall pay all charges for use or consumption of sanitary sewer, water, gas, electricity, garbage collection and any other utility services. In the event Landlord determines that it is advisable to separately meter any utility services provided to the Leased Premises, Landlord shall have the right to install a sub-meter and bill Tenant for the actual cost thereof, which shall be paid to Landlord within fifteen (15) days following billing.

                          ACCEPTANCE OF LEASED PREMISES

         7.01 By entry hereunder, except for latent defects and damages other than reasonable wear and tear, Tenant acknowledges that it has examined the Leased Premises and accepts the same as being in the condition called for by this Lease, and as suited for the uses intended by Tenant. Upon delivery of possession of the Leased Premises to Tenant, Tenant agrees to execute and deliver to Landlord a Tenant's Acceptance of Premises, in the form attached hereto as Exhibit "C".

                          ALTERATIONS, MECHANICS' LIENS

         8.01 Alterations may not be made to the Leased Premises without prior written consent of Landlord, and any alterations of the Leased Premises excepting movable furniture and trade fixtures shall at Landlord's option become part of the realty and belong to Landlord.

         8.02 Should Tenant desire to alter the Leased Premises and Landlord gives written consent to such alterations, at Landlord's option, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations.

         8.03 Notwithstanding anything in paragraph 8.02 above, Tenant may, upon written consent of Landlord, install trade fixtures, machinery or other trade equipment in conformance with all applicable laws, statutes, ordinances, rules, regulations, and the same may be removed upon the termination of this Lease provided Tenant shall not be in default under any of the terms and conditions of this Lease, and the Leased Premises are not damaged by' such removal. Tenant shall return the Leased Premises on the termination of this Lease in the same condition as when rented to Tenant, reasonable wear and tear only excepted. Tenant shall keep the Leased Premises, the building and property in which the Leased Premises are situated free from any hens arising out of any work performed for, materials furnished to, or obligations incurred by Tenant. All such work provided for above, shall be done at such times and in such manner as Landlord may from time to time designate. Tenant shall give Landlord written notice five (5) days prior to employing any laborer or contractor to perform work resulting in an alteration of the Leased Premises so that Landlord may post a notice of non-responsibility.

                          QUIET CONDUCT/QUIET ENJOYmENT

         9.01 Tenant shall not commit, or suffer any waste upon the Leased Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in the Building or any building in the project in which the Leased Premises are located.

         9.02 So long as Tenant is not in default in the payment of rent, or other charges or in the performance of any of the other terms, covenants, or conditions of the Lease, Tenant shall not be disturbed by Landlord or anyone claiming by, through or under Landlord in Tenant's possession, enjoyment, use and occupancy of the Leased Premises during the 'original or any renewal term of the Lease or any extension or modification thereof.

                             FIRE INSURANCE, HAZARDS

         10.01 No use shall be made or permitted to be made of the Leased Premises, nor acts done which might increase the existing rate of insurance upon the building or cause the cancellation of any insurance policy covering the building or any part thereof, nor shall Tenant sell, or permit to be kept, used or sold, in or about the Leased Premises, any article which may be prohibited by the Standard form of fire insurance policies. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to the Leased Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering the Leased Premises, building and appurtenances.

         10.02 Tenant shall maintain in full force and effect on all of its inventory, fixtures and equipment in the Leased Premises a policy or policies of fire and extended coverage insurance with standard coverage endorsement to the extent of at least eighty percent (80%) of their insurable value. During the term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures, and Landlord will sign all documents necessary or proper in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on Tenant's possessions. Tenant shall furnish Landlord with a certificate of such policy within thirty (30) days of the commencement of this Lease, and whenever required, shall satisfy Landlord that such policy is in full force and effect.

                               LIABILITY INSURANCE

         11.01 Tenant, at its own expense, shall provide and keep in force with companies acceptable to Landlord public liability insurance for the benefit of Landlord and Tenant jointly against liability for bodily injury and property damage in the amount of not less than One Million Dollars ($1,000,000.00) in respect to injuries to or death of more than one person in any one occurrence, in the amount of not less than One Million Dollars ($1,000,000.00) in respect to injuries to or death of any one person, and in the amount of not less than Fifty Thousand Dollars ($50,000.00) per occurrence in respect to damage to property, such limits to be for any greater amounts as may be reasonably indicated by circumstances from fame to time existing. Tenant shall furnish Landlord with a certificate of such policy (which certificate shall contain the insurer's waiver of subrogation rights exercisable against the Landlord) within thirty (30) days of the commencement date of this Lease and whenever required shall satisfy Landlord that such policy is in full force and effect Such policy shall name Landlord as an additional insured and shall be primary and non-contributing with any insurance carried by Landlord. The policy shall contain a contractual liability endorsement. The policy shall further provide that it shall not be canceled or altered without twenty (20) days prior written notice to Landlord.

                            INDEMNIFICATION BY TENANT

         12.01 Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Leased Premises (other than those arising solely from negligence of Landlord or its agents or employees), or the conduct of its business or from any activity, work, or thing done, permitted or suffered by the Tenant in or about the Leased Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of the Tenant, or of its agents or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought relative thereto and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel, chosen by Tenant and who is reasonably acceptable to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in or about the Leased Premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after written notice of such failure, or those arising from negligence of Landlord or its employees or agents, and Tenant hereby waives all claims in respect thereof against Landlord.

         12.02 Landlord shall indemnify and hold harmless Tenant against and from any and all claims for bodily injury, death or property damage, to the extent caused by Landlord's negligence or misconduct, or arising from the conduct of its business or from any activity, work or thing done by the Landlord within the Building or on the Land.

         12.03 The obligations of Landlord and Tenant under this paragraph arising by reason of any occurrence taking place during the term of this Lease shall survive the termination or expiration of this Lease.

                                WAIVER OF CLAIMS

         13.01 Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against Landlord for damages to goods, wares and merchandise in, upon or about the Leased Premises and for injury to Tenant, its agents, employees, invitees, or third persons in or about the Leased Premises from any cause arising at any time.

                                     REPAIRS

         14.01 Tenant shall, at its sole cost, keep and maintain the Leased Premises and appurtenances and every part thereof (excepting exterior walls and roofs Which Landlord agrees to repair) including by way of illustration and not by way of limitation all windows, and skylights, doors, any store front and the interior of the Leased Premises, including all plumbing heating, air conditioning, sewer, electrical systems and all fixtures and all other similar equipment serving the Leased Premises in good and sanitary order, condition, and repair. Tenant shall be responsible for all pest control within the Leased Premises, including but not limited to the eradication of any ants or termites should infestation be observed during the ten-n of the Lease. Landlord agrees to provide to Tenant at the commencement date of the Lease, a letter certifying that there are no termites present in the Building or that the Building has been treated for termites. Tenant shall, at its sole cost, keep and maintain all utilities, fixtures and mechanical equipment used by Tenant in good order, condition, and repair. All windows shall be kept reasonably clean. In the event Tenant fails to maintain the Leased Premises as required herein or fails to commence repairs (requested by Landlord in writing) within thirty (30) days after such request, or fails diligently to proceed thereafter to complete such repairs, Landlord shall have the right in order to preserve the Leased Premises or portion thereof, and/or the appearance thereof, to make such repairs or have a contractor make such repairs and charge Tenant for the cost thereof as additional rent, together with interest at the rate of twelve percent (12%) per annum from the date of making such payments.

         14.02 Landlord agrees to keep in good repair the roof, foundations, and exterior walls of the Leased Premises except repairs rendered necessary by the negligence of Tenant, its agents, employees or invitees. Landlord gives to Tenant exclusive control of Leased Premises and shall be under no obligations to inspect said Leased Premises. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair, and Landlord shall move with reasonable diligence to repair such item. Failure to report such defects shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such defects.

         14.03 Tenant shall obtain upon occupancy and keep current during the lease term a service maintenance contract on the heating, ventilation and air conditioning (HVAC) equipment serving the Leased Premises. The contract shall be between Tenant and a dealer-authorized company acceptable to Landlord, and shall at a minimum provide for an equipment check and tune-up service each spring and fall, and filter and lubrication service every three months. A copy of said contract shall be provided to Landlord, as well as any modification, extension, renewal or replacement thereof. At Landlord's sole expense, Landlord agrees to inspect the HVAC system in the Leased Premises at Lease commencement to insure it is in good working order and will provide Tenant with a copy of such inspection report.

                               SIGNS, LANDSCAPING

         15.01 Landlord shall have the right to control landscaping and Tenant shall make no alterations or additions to the landscaping. Landlord shall have the right to approve the placing of signs and the size and quality of the same. Tenant shall place no exterior signs on the Leased Premises without the prior written consent of Landlord. Any signs not in conformity with the Lease may be immediately removed by Landlord. Landlord shall provide, at its cost and expense, building standard signage.

                                ENTRY BY LANDLORD

         16.01 Tenant shall permit Landlord and Landlord's agents to enter the Leased Premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the building, or for the purpose of making repairs, alterations, or additions to any portion of the building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of non-responsibility for alterations, additions, or repairs, or for the purpose of showing the Leased Premises to prospective tenants, or placing upon the building any usual or ordinary "for sale" signs, without any rebate of rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Leased Premises thereby occasioned; and shall permit Landlord at any time within six (6) months prior to the expiration of this Lease, to place upon the Leased Premises any usual or ordinary "to let" or "to lease" signs. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the exterior doors about the Leased Premises. Landlord shall maintain confidentiality of any information it discovers during its entry into the Leased Premises.

                          TAXES AND INSURANCE INCREASE

         17.01 Tenant shall pay before delinquency any and all taxes, assessments, license fees, and public charges levied, assessed, or imposed and which become payable during the Lease upon Tenant's fixtures, furniture, appliances and personal property installed or located in the Leased Premises.

         17.02 Tenant shall pay, as additional rental during the term of this Lease and any extension or renewal thereof, the amount by which all taxes (as herein defined) for each tax year exceeds all taxes for 1997. The term "taxes" shall include all ad valorem taxes, special assessments, and governmental charges assessed against the Building or the Land; and such term shall also include any reasonable expenses, including fees and disbursements of attorneys, tax consultants, arbitrators, appraisers, experts and other witnesses, incurred by Landlord in contesting any taxes or the assessed valuation of all or any part of the Building or the Land. If the final year of the lease term fails to coincide with the tax year, then any excess for the tax year during which the term ends shall be reduced by the pro rata part of such tax year beyond the lease term. The agent's commission shall not apply to any such additional rental resulting from the provisions of this paragraph.

         17.03 Tenant agrees to pay the amount for all taxes levied upon or measured by the rent payable hereunder, whether as a so called sales tax, transaction privilege tax, excise tax, or otherwise (but no income taxes of Landlord shall be payable by Tenant). Such taxes shall be due and payable at the same time as and in addition to each payment of rent.

         17.04 Commencing in the year 1998 and during each remaining year of the lease term or any extension or renewal thereof, in the event that the insurance premiums payable by the Landlord for insurance coverage on the property are increased, whether such increase is due to an increase in the valuation of the building, or in the applicable rate of insurance, then Tenant agrees to pay Landlord as additional rental, the increase in said insurance premiums over the base amount paid in the year 1997. The term "insurance" shall include all fire and extended coverage insurance on the Building and all liability insurance coverage on the common areas of the Building, and the grounds, sidewalks, driveways and parking areas on the Land, together with such other insurance coverages, including, but not limited to, rent interruption insurance, as are from time to time obtained by Landlord. If during the final year of the Lease, or any extension or renewal thereof, the term does not coincide with the year upon which the insurance rate is determined, the increase in premiums for the portion of that year shall be prorated according to the number of months during which Tenant is in possession of the Leased Premises.

         17.05 On or about January 1 of each calendar year during the term of this Lease, Landlord shall provide Tenant with a good faith estimate of the amount by which taxes and insurance will exceed the base amounts during such calendar year. Tenant shall thereafter pay one-twelfth (1/12) of such increase at such time as its monthly installments of base rental hereunder are due and payable. When the actual bills have been received by Landlord, Landlord shall notify Tenant of the actual taxes and insurance for such calendar year. If Tenant has paid more than it would have paid had the actual bills been known, Landlord shall credit such excess against the next additional rent payments coming due; if Tenant has not paid enough, Tenant shall pay the remainder to Landlord within fifteen (15) days following receipt of a statement from Landlord.

         17.06 The  provisions  of  paragraphs  17.01,  17.02,  17.03,  17.04 and 17.05 hereof shall survive the expiration or earlier termination of this Lease.

                                  ABANDONNIENT

         18.01 Tenant shall not vacate nor abandon the Leased Premises at any time during the term of this Lease, and if Tenant shall abandon, vacate or surrender the Leased Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left -on the Leased Premises shall, at the option of the Landlord, be deemed abandoned and be and become the property of Landlord.

                                   DESTRUCTION

         19.01 If the Leased Premises or any portion thereof are destroyed by storm, fire, lightning, earthquake or other casualty, Tenant shall immediately notify Landlord. In the event the Leased Premises cannot, in Landlord's judgment, be restored within one hundred eighty (180) days of the date of such damage or destruction, this Lease shall terminate as of the date of such destruction, and all rent and other sums payable by Tenant hereunder shall be accounted for as between Landlord and Tenant as of that date. Landlord shall notify Tenant within thirty (30) days of the date of the damage or destruction whether the Leased Premises can be restored within one hundred eighty (180) days. If this Lease is not terminated as provided in this Paragraph, Landlord shall, to the extent insurance proceeds payable on account of such damage or destruction are available to Landlord (with the excess proceeds belonging to Landlord), within a reasonable time, repair, restore, rebuild, reconstruct or replace the damaged or destroyed portion of the Leased Premises to a condition substantially similar to the condition which existed prior to the damage or destruction. Provided, however, Landlord shall only be required to repair, restore, rebuild, reconstruct and replace the Landlord's Work shown on Exhibit "B", and Tenant shall, at its sole cost and expense, upon completion of the Landlord's Work, repair, restore, rebuild, reconstruct and replace, as required, any and all improvements installed in the Leased Premises by Tenant and all trade fixtures, personal property, inventory, signs and other contents in the Leased Premises, and all other repairs not specifically required of Landlord hereunder, in a manner and to at least the condition existing prior to the damage. Tenant's obligation to pay Base Rent shall abate until Landlord has repaired, restored, rebuilt, reconstructed or replaced the Leased Premises, as required herein, in proportion to the part of the Leased Premises which are unusable by Tenant. If the damage or destruction is due to the act, neglect, fault or omission of Tenant, there shall be no rent abatement except to the extent of rent loss insurance. In the event of any dispute between Landlord and Tenant relative to the provisions of this paragraph, they may each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine the controversy and their decision thereon shall be final and binding on both Landlord and Tenant who shall bear the cost of such arbitration equally between them. Landlord shall not be required to repair any property installed in the Leased Premises by Tenant. Tenant waives any right under applicable laws inconsistent with the terms of this paragraph and in the event of a destruction agrees to accept any offer by Landlord to provide Tenant with comparable space within the project in which the Leased Premises are located on the same terms as this Lease. Notwithstanding the provisions of this paragraph, if any such damage or destruction occurs within the final two (2) years of the term hereof, then Landlord, in its sole discretion, may, without regard to the aforesaid 180-day period, terminate this Lease by written notice, to Tenant.

                            ASSIGNMENT AND SUBLETTING

         20.01 Landlord shall have the right to transfer and assign, in whole or in part its rights and obligations in the building and property that are the subject of this Lease. Tenant shall not assign this Lease or sublet all or any part of the Leased Premises without the prior written consent of the Landlord. In the event of any assignment or subletting, Tenant shall nevertheless at all times, remain fully responsible and liable for the payment of the rent and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. If all or any part of the Leased Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or provided by law, may at its option, collect directly from the assignee or subtenant all rents becoming due to Tenant by reason of the assignment or sublease, and Landlord shall have a security interest in all properties on the Leased Premises to secure payment of such sums. Any collection directly by Landlord from the assignee or subtenant shall not be construed to constitute a novation or a release of Tenant from the further performance of its obligations under this Lease. In the event that Tenant sublets the Leased Premises or any part thereof, or assigns this Lease and at any time receives rent and/or other consideration which exceeds that which Tenant would at that time be obligated to pay to Landlord, Tenant shall pay to Landlord 100% of the gross excess in such rent less reasonable costs of subleasing as such rent is received by Tenant and 100% of any other consideration received by Tenant from such subtenant in connection with such sublease or, in the case of any assignment of this Lease by Tenant, Landlord shall. receive 100% of any consideration paid to Tenant by such assignee in connection with such assignment. In addition, should Landlord agree to an assignment or sublease agreement, Tenant will pay to Landlord on demand the sum of $500.00 to partially reimburse Landlord for its costs, including reasonable attorneys' fees, incurred in connection with processing such assignment or subletting request.

                              INSOLVENCY OF TENANT

         21.01 Either (a) the appointment of a trustee to take possession of all or substantially all of the assets of Tenant, or (b) a general assignment by Tenant for the benefit of creditors, or (c) any action taken or suffered by Tenant under any insolvency or bankruptcy act shall, if any such appointments, assignments or action. continues for a period of thirty (30) days, constitute a breach of this Lease by Tenant, and Landlord may at its election without notice, terminate this Lease and in that event be entitled to immediate possession of the Leased Premises and damages as provided below.

                                BREACH BY TENANT

         22.01 In the event (i) Tenant shall default in the payment of Base Rent or any other payment to be made by Tenant hereunder and Tenant shall not cure such failure within ten (10) days after Landlord gives Tenant written notice the thereof, or (ii) Tenant shall violate or breach, or shall fail fully and completely to observe, keep, satisfy, perform and comply with, any agreement, term, covenant, condition, requirement, restriction or provision of this Lease (other than payment of Base Rent or any other payment to be made by Tenant), and shall not cure such failure within thirty (30) days after Landlord gives Tenant written notice thereof, Landlord in addition to any and all other rights or remedies that it may have hereunder, at law or in equity shall have the right to either terminate this Lease or from time to time without terminating this Lease relet the Leased Premises or any part thereof for the account and in the name of Tenant or otherwise, for any such term or terms and conditions as Landlord in its sole discretion may deem advisable with the right to make reasonable alterations and repairs to the Leased Premises. Tenant shall pay to Landlord, as soon as ascertained, the costs and expenses incurred by Landlord in such reletting or in making such reasonable alterations and repairs. Should such rentals received from time to time from such reletting during any month be less than that agreed to be paid during that month by Tenant hereunder, the Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly.

         22.02 Notwithstanding any language contained in Section 22.01 or elsewhere in the Lease to the contrary, Landlord agrees that in the event of a default by Tenant, Landlord's rights with regard to the reletting of the premises shall be to repair the premises to their original condition less normal wear and tear. There shall be expressly excluded any costs for altering the premises which costs will include leasehold improvements and/or tenant allowances as well as concessions of free rent to a new tenant.

         22.03 No such reletting of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may immediately or at any time thereafter terminate this Lease, and this Lease shall be deemed to have been terminated upon receipt by Tenant of notice of such termination; upon such termination Landlord shall recover from Tenant all damages that Landlord may suffer by reason of such termination including without limitation, all arrearages in rentals, costs, charges, additional rentals, and reimbursements, the cost (including court costs and attorneys' fees actually incurred) of recovering possession of the Leased Premises, the actual or estimated (as reasonably estimated by Landlord) cost of any alteration of or repair to the Leased Premises which is necessary or proper to prepare the same for reletting and, in addition thereto, Landlord shall have and recover from Tenant the difference between the present value (discounted at a rate per annum equal to the discount rate of the Federal Reserve Bank of Atlanta at the time the Event of Default occurs) of the rental to be paid by Tenant for the remainder of the lease term, and the present value (discounted at the same rate) of the rental for the Leased Premises for the remainder of the lease term, taking into account the cost, time and other factors necessary to relet the Leased Premises, provided, however that such payment shall not constitute a penalty or forfeiture, but shall constitute full liquidated damages due to Landlord as a result of Tenant's default. Landlord and Tenant acknowledge that Landlord's actual damages in the event of a default by Tenant under this Lease will be difficult to ascertain, and that the liquidated damages provided above represent the parties' best estimate of such damages. The parties expressly acknowledge that the foregoing liquidated damages are intended not as a penalty, but as fun liquidated damages, as permitted by Section 13-6-7 of the Official Code of Ga. Annotated.

                                 ATTORNEY's FEES

         23.01 If Landlord and Tenant litigate any provision of this Lease or the subject matter of this Lease, the unsuccessful litigant will pay to the successful litigant all costs and expenses, including reasonable attorneys' fees and court costs, incurred by the successful litigant at trial and on any appeal. If, without fault, either Landlord or Tenant is made a party to any litigation instituted by or against the other, the other will indemnify the faultless one against all loss, liability, and expense, including reasonable attorneys' fees and court costs, incurred by it in connection with such litigation.

                                  CONDEMNATION

         24.01 If, at any time during the term of this Lease, title to the entire Leased Premises should become vested in a public or quasi-public authority by virtue of the exercise of expropriation, appropriation, condemnation or other power in the nature of eminent domain, or by voluntary transfer from the owner of the Leased Premises under threat of such a taking then this Lease shall terminate as of the time of such vesting of title, after which neither party shall be further obligated to the other except for occurrence antedating such biking. The same results shall follow if less than the entire Leased Premises be thus taken, or transferred in lieu of such a taking but to such extent that it would be legally and commercially impossible for Tenant to occupy the portion of the Leased Premises remaining, and impossible for Tenant to reasonably conduct his trade or business therein.

         24.02 Should there be such a partial taking or transfer in lieu thereof, but not to such an extent as. to make such continued occupancy and operation by Tenant an impossibility, then this Lease shall continue on all of its same terms and conditions subject only to an equitable reduction in rent proportionate to such taking.

         24.03 In the event of any such taking or transfer, whether of the entire Leased Premises, or a portion thereof, it is expressly agreed and understood that all sums awarded, allowed or received in connection therewith shall belong to Landlord, and any. rights otherwise vested in Tenant are hereby assigned to Landlord, and Tenant shall have no interest in or claim to any such sums or any portion thereof, whether the same be for the taking of the property or for damages, or otherwise. Nothing herein shall be construed, however, to preclude Tenant from prosecuting any claim directly against the condemning authority for loss of business, moving expenses, damage to, and cost of, trade fixtures, furniture and other personal property belonging to Tenant; provided, however, that Tenant shall make no claim which shall diminish or adversely affect any award claimed or received by Landlord.

                                     NOTICES

         25.01 All notices, statements, demands, requests, consents, approvals, authorization, offers, agreements, appointments, or designations under this Lease by either party to the other shall be in writing and shall be sufficiently given and served upon the other party, (i) by depositing same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested; (ii) by recognized overnight, third party prepaid courier service (such as Federal Express), requiring signed receipt; (iii) by delivering the same in person to such party; or (iv) by prepaid telegram, telecopy or telex with delivery of an original copy of any such notice delivered pursuant to (ii) or (iii) above to be received no later than the next business day. Notice personally delivered or sent by courier service, telegram, telecopy or telex shall be effective upon receipt. Any notice mailed in the foregoing manner shall be effective three (3) business days after its deposit in the United States mail. Either party may change its address for notices by giving notice to the other as provided above. For purposes of notice, the addresses of the parties shall be as follows:

          (a) To Tenant at the Leased Premises at 4800 River Green Parkway, Duluth, Georgia 30136; with a copy to John Yates, Morris Manning & Martin at 1600 Atlanta Financial Center, 3343 Peachtree Road, N.E., Atlanta, Georgia 30326

          (b) To Landlord, addressed to Landlord at 4497 Park Drive, Norcross, Georgia 30093, with a copy to such other place as Landlord may from time to time designate by notice to Tenant.

                                     WAIVER

         26.01 The waiver by Landlord of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlords knowledge of such preceding breach at the time of acceptance of such rent.

                             EFFECT OF HOLDING OVER

         27.01 If Tenant should remain in possession of the Leased Premises after the expiration of the lease term and without executing a new lease, then such holding over shall be construed as a tenancy from month to month, subject to all the conditions, provisions, and obligations of this Lease insofar as the same are applicable to a month to month tenancy, except that the rent payable pursuant to subparagraph 3.01 hereof shall be 150% of the rent payable pursuant to subparagraph 3.01.

                                  SUBORDINATION

         28.01 This Lease, at Landlord's option, shall be subordinate to any ground lease, first priority mortgage, first priority deed of trust, or first priority security deed now or hereafter placed upon the real property of which the Leased Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof.

         28.02 Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any such ground lease, mortgage, deed of trust, or security deed, as the case may be, including specifically a subordination, non-disturbance and attornment agreement in the form hereto attached as Exhibit "D", and failing to do so within ten (10) days after written. demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do so. If requested to do so, Tenant agrees to attorn to any person or other entity that acquires title to the real property encompassing the Leased Premises, whether through judicial foreclosure, sale under power, or otherwise, and to any assignee of such person or other entity.

                              ESTOPPEL CERTIFICATE

         29.01 Upon ten (10) days notice from Landlord to Tenant, Tenant shall deliver a certificate dated as of the first day of the calendar month in which such notice is received, executed by an appropriate officer, partner or individual, in the form as Landlord may require and stating but not limited to the following: (i) the commencement date of this Lease; (ii) the space occupied by Tenant hereunder; (iii) the expiration date hereof; (iv) a description of any renewal or expansion options; (v) the amount of rental currently and actually paid by Tenant under this Lease, (vi) the nature of any default or claimed default hereunder by Landlord and (vii) that Tenant is not in default hereunder nor has any event occurred which with the passage of time, or the giving of notice would become a default by Tenant hereunder.

                                     PARKING

         30.01 Tenant agrees to park all Tenant's trucks in the parking spaces provided at the rear of the building. "Parking" as used herein means the use by Tenant's employees, its visitors, invitees, and customers for the parking of motor vehicles for such periods of time as are reasonably necessary in connection with use of and/or visits to the Leased Premises. No vehicle may be repaired or serviced in the parking area and any vehicle deemed abandoned by Landlord will be towed from the project and all costs therein shall be borne by the Tenant. No area outside of the Leased Premises shall be used by Tenant for storage without Landlord's prior written permission. There shall be no parking permitted on any of the streets or roadways located in River Green.

                              MORTGAGEE PROTECTION

         31.01 In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed or trust or holder of a security deed or mortgage covering the Leased Premises whose address shall have been furnished it, and shall offer such beneficiary or holder a reasonable opportunity to cure the default, including time to obtain possession of the Leased Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

                              PROTECTIVE COVENANTS

         32.01 This Lease is subject to the Protective Covenants (the "Protective Covenants") of River Green, and to such rules and regulations as may hereafter be adopted and promulgated. In addition, Tenant shall comply with all covenants, restrictions and other matters of record in the deed records of the county in which the Leased Premises are located which affect or encumber the Leased Premises, the Building or the Land.

                                   RELOCATION

         33.01 Intentionally Deleted.

                              BROKERAGE COMMISSIONS

         34.01 Tenant's Agent (collectively, "Agent") shall be entitled to receive a commission from Landlord in the amounts, and upon the terms and conditions, contained in a commission agreement between Landlord and such parties.

         34.02 Tenant warrants and represents to Landlord that, other than Agent, no other party is entitled, as a result of the actions of Tenant, to a comn-tission or other fee resulting from the execution of this Lease; Landlord warrants and represents to Tenant that, except as set forth above, no other party is entitled, as a result, of the actions of Landlord, to a commission or other fee resulting from the execution of this Lease. Landlord and Tenant agree to indemnify and hold each other harmless from any loss, cost, damage or expense (including reasonable attorneys' fees) incurred by the nonindemnifying party as a result of the untruth or incorrectness of the foregoing warranty and representation, or failure to comply with the provisions of this subparagraph.

         34.03 Tenant's Agent is representing Tenant in connection with this Lease, and is not representing Landlord. Landlord's Agent, or employees of Landlord or its affiliates, are representing Landlord and are not representing Tenant.

         34.04 The parties acknowledge that certain officers, directors, shareholders, or partners of Landlord or its general partner(s), are licensed real estate brokers and/or salesmen under the laws of the State of Georgia. Tenant consents to such parties acting in such dual capacities.

                            MISCELLANEOUS PROVISIONS

         A. Whenever the singular number is used in this Lease and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm or association. If there be more than one tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

         B. The headings or titles to paragraphs of this Lease are for convenience only and shall have no effect upon the construction or interpretation of any part of this Lease.

         C. This instrument contains all of the agreements and conditions made between the parties to this Lease and may not be modified orally or in any other manner than by agreement in writing signed by all parties to this Lease.

         D. Where the consent of a party is required, such consent will not be unreasonably withheld or delayed.

         E. This Lease shall create the relationship of Landlord and Tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a usufruct, not subject to levy and/or sale and not assignable by Tenant except as provided in paragraph 20.01 hereof.

         F. Except as otherwise expressly stated, each payment required to be made by Tenant shall be in addition to and not in substitution for other payments to be made by Tenant.

         G. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent.

         H. No payment by Tenant or receipt by Landlord of a lesser amount than any installment or, payment of rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or payment of rent shall be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of rent, or pursue any other remedies available to Landlord.

         I. Subject to paragraph 20, the terms and provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of Landlord and Tenant. In the event of any conveyance by Landlord of its interest in and to the Leased Premises, the Building or the Land, all obligations under this Lease of the conveying party shall cease and Tenant shall thereafter look solely to the party to whom the Leased Premises were conveyed for performance of all of Landlords duties and obligations under this Lease.

         J. Tenant acknowledges and agrees that Landlord shall not provide guards or other security protection for the Leased Premises and that any and all security protection shall be the sole responsibility of Tenant.

         K. This Lease shall be governed by Georgia law.

         L. Time is of the essence of each term and provision of this Lease.

         M. Tenant shall not record this Lease or a memorandum thereof without the written consent of Landlord. Upon the request of Landlord, Tenant shall join in the execution of a memorandum or so-called "short form" of this Lease for the purpose of recordation. Said memorandum or short form of this Lease shall describe the parties, the Leased Premises and the lease term, and shall incorporate this Lease by reference.

         N. Landlord's liability for performance of its obligations under the terms of this Lease shall be limited to its interest in the Building.

         IN WITNESS WHEREOF, the parties hereto who are individuals have set their hands and seals, and the parties who are corporations have caused this instrument to be duly executed by its proper officers and its corporate seal to be affixed, as of the day and year first above written.

Signed, sealed and delivered               LANDLORD:
as to Landlord, in the
presence of:                               WEEKS REALTY, L.P.,
                                           a Georgia limited partnership

________________________                   By:      Weeks Corporation
                                                    a Georgia corporation,
                                                    its sole general partner

___________________________                By:    ___________________________
Notary Public                              Name:  ___________________________
                                           Its:   ___________________________



Signed, sealed and delivered               TENANT:
as to Landlord, in the
presence of:                               X-POINT CORPORATION

___________________________                By:     ___________________________
                                           Name:   ___________________________
                                           Its:    ___________________________
___________________________
Notary Public

                                           ATTEST:

                                           By:      ___________________________
                                           Name:    ___________________________
                                           Its:     ___________________________

                                                           [Corporate Seal]